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                                                                    EXHIBIT 23.3


                               CONSENT OF COUNSEL


     We hereby consent to the reference to our firm under the caption "Experts" in the Prospectus included in the Registration Statement on Form S-1 of Third Wave Technologies, Inc.

                                       /s/ MEDLEN & CARROLL
                                       ----------------------------
                                       Medlen & Carroll

December 18, 2000
Madison, Wisconsin